UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the

Securities Exchange Act of 1934

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☒	Preliminary Information Statement

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☐	Definitive Information Statement

Sipup Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SCHEDULE 14C INFORMATION

Information Statement Pursuant to Regulation 14C

of the Securities Exchange Act of 1934, as amended

SIPUP CORPORATION

Hamenofim 10

Herzelia, Israel 4614001

1-305-999-5232

January 14, 2022

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

NOTICE IS HEREBY GIVEN that, on January 10, 2022, the members of the board of directors of Sipup Corporation, a Nevada corporation (the “Company,” “we” or “us”), and the holders of approximately 55.1% of the voting stock (the “Consenting Stockholders”) of the Company, approved an amendment (the “Amendment”) to our Articles of Incorporation without a meeting of stockholders, in accordance with the Nevada Revised Statutes. The Amendment will (i) a change the name of the Company from “Sipup Corporation” to “VeganNation Inc.”; (ii) increase the authorized share capital of the Company from 75,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), to 750,000,000 shares of Common Stock; and (iii) increase the authorized share capital of the Company by providing for the adoption of 10,000,000 shares of blank check preferred stock, par value $0.001 per share (the “Preferred Stock”).

No action is required by you.  The enclosed Information Statement is being furnished to furnished to all holders of record of the shares of the Common Stock of the Company, as of the close of business on the record date, January 12, 2022 (the “Record Date”).

Section 78.320 of the Nevada Revised Statutes provides that any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Because the Consenting Stockholders have voted in favor of the Amendment, and have sufficient voting power to approve the Amendment, no other stockholder consents will be solicited in connection with the Amendment described in this Information Statement. The Board is not soliciting your proxy, and proxies are not requested from stockholders.

On the Record Date, there were 70,201,880 shares of Common Stock outstanding.

The purpose of the Information Statement is to notify our stockholders that the Amendment has been approved by the Consenting Stockholders. You are urged to read the Information Statement in its entirety for a description of the actions taken by the Consenting Stockholders of the Company.  The Actions will become effective on a date that is not earlier than twenty-one (21) calendar days after this Information Statement is first mailed to our stockholders.

This Information Statement is being mailed on or about January __, 2022 to stockholders of record on the Record Date. We have asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our common stock held of record by such persons.

This is Not a Notice of a Meeting of Stockholders and No Stockholders’ Meeting Will Be Held to Consider Any Matter Described Herein.

By Order of the Board of Directors

/s/ Isaac Thomas
Isaac Thomas
Chief Executive Officer

SIPUP CORPORATION

Hamenofim 10

Herzelia, Israel 4614001

1-305-999-5232

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C-2 THEREUNDER

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the holders of record of the shares of the common stock, par value of $0.001 per share (the “Common Stock”), of Sipup Corporation, a Nevada corporation (the “Company”), as of the close of business on the record date, January 12, 2022 (the “Record Date”). The purpose of the Information Statement is to notify our stockholders that on January 10, 2022, the Company received the written consent in lieu of a meeting (the “Board Consent”) from the members of the board of directors of the Company (the “Board”) and a written consent in lieu of a meeting from the holders of approximately 55.1% of the voting stock (the “Consenting Stockholders”) of the Company.

The Board and the Consenting Stockholders adopted resolutions that authorized an amendment (“Amendment”) to the Company’s Articles of Incorporation (the “Articles”) to effect (i) a change in the name of the Company from “Sipup Corporation” to VeganNation Inc. (the “Name Change”); (ii) an increase in the authorized share capital of the Company from 75,000,000 shares of common stock, $0.001 par value per share (the “Common Stock”) to 750,000,000 shares (the “Authorized Share Increase”); and (iii) an increase in the authorized share capital of the Company by providing for the adoption (the “Adoption of Preferred Stock”) of 10,000,000 shares of blank check preferred stock, $0.001 par value per share (the “Preferred Stock”). The Name Change, the Authorized Share Increase and the Adoption of Preferred Stock shall hereinafter collectively be referred to as the “Actions”.

The Actions will become effective on a date that is not earlier than twenty-one (21) calendar days after this Information Statement is first mailed to our stockholders.

Because the Consenting Stockholders have voted in favor of the foregoing actions, and have sufficient voting power to approve such actions, no other consents will be solicited in connection with the transactions described in this Information Statement. The Board is not soliciting proxies in connection with the adoption of these actions, and proxies are not requested from stockholders.

This Information Statement is being mailed on or about January __, 2022 to stockholders of record on the Record Date. We have asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our common stock held of record by such persons

Under provisions of the Nevada Revised Statutes, stockholders have no appraisal or dissenters’ rights in connection with the matters described in this Information Statement and we will not independently provide our stockholders with any such right. Section 78.320 of the Nevada Revised Statutes provides that any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Accordingly, pursuant to Section 78.320 of the Nevada Revised Statutes, your approval is not required and is not being sought.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

SUMMARY INFORMATION

The purpose the Amendment is to effect the Name Change, the Authorized Share Increase and the Adoption of Preferred Stock. The following is a summary information regarding the Amendment. This summary does not contain all of the information that may be important to you. You should read in their entirety this Information Statement and the other documents included or referred to in this Information Statement in order to fully understand the matters discussed in this Information Statement.

Why am I receiving this Information Statement?	It is for your information only. The Actions were approved on January 10, 2022 by written consent of the Board, and written consent of the Consenting Stockholders. Under these circumstances, federal securities laws require us to furnish you with this Information Statement at least 21 calendar days before effecting the Actions.
Who is Entitled to Notice?	Each holder of record of outstanding shares of our Common Stock on the Record Date is entitled to notice of the actions taken pursuant to the written consent of the stockholders
Why Did the Company Seek Stockholder Approval?	The approval of a majority of the voting power of the stockholders of the Company is required to approve the Amendment, implementing the Name Change, the Authorized Share Increase and the Adoption of Preferred Stock pursuant to Section 78.390 of the Nevada Revised Statutes.
Why was the Amendment adopted?	The Amendment was adopted for the purposes of providing the Board with the authorization to issue Preferred Stock, increasing the authorized shares of Common Stock of the Company and changing the name of the Company from “Sipup Corporation” to “VeganNation Inc.”. The Amendment was approved by the Company for the reasons and benefits described below.
Am I being asked to approve the Actions?	No. The Actions have already been approved by the holders of a majority of our voting power and the unanimous written consent of our Board of Directors. No further stockholder approval of the Actions is required.
What will the Amendment do?	Our Articles of Incorporation authorizes for issuance 75,000,000 shares of Common Stock, of which 70,201.880 shares of Common Stock are outstanding as of the Record Date. The Amendment will increase our authorized capital stock from 75,000,000 to 750,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock and will change the name of the Company to “VeganNation Inc..”

THE AMENDMENT

The principal purposes of the Actions are to file the Amendment to (i) effect the change the Company’s name to “VeganNation Inc.”; (ii) authorize additional shares of Common Stock for future issuances; and (iii) authorize shares of Preferred Stock. The Company is currently authorized to issue up to 75,000,000 shares of Common Stock.  As of the Record Date, we had 20,201,880 shares of Common Stock issued and outstanding.

The text of the proposed Amendment which contains the Name Change, the Authorized Share Increase and the Adoption of Preferred Stock is attached hereto as Appendix A.

The Name Change

As previously disclosed, on September 30, 2021, we closed on the transactions contemplated by a Share Exchange Agreement with VeganNation Services, Ltd., a company formed under the laws of the State of Israel (“VeganNation”) and the shareholders of VeganNation pursuant to which the Company agreed to acquire 100% of the issued and outstanding common stock of VeganNation (hereinafter, the “Acquisition”) in exchange for 41,062,240 shares of common stock of the Company. As a result of the Acquisition, we are now a global plant-based company building an all-encompassing conscious consumer ecosystem, connecting and empowering plant-based and sustainable businesses and individuals. Accordingly, we need to change our name to “VeganNation” to reflect the current business of the Company.

Authorized Share Increase

Although at present we have no immediate plans, arrangements or understandings providing for the issuance of the additional shares of Common Stock that would be made available for issuance upon effectiveness of the Authorized Share Increase, such additional shares may be used by us for various purposes in the future without further approval from our stockholders. The purposes may include, among other things:

●	the sale of shares to raise additional capital;
●	the issuance of equity incentives to our employees, officers or directors;
●	establishment of strategic relationships with other companies and suppliers; and
●	acquisition of other businesses or products.

The availability of additional shares of Common Stock is particularly important in the event that our Board needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with a contemplated issuance of common stock.

The Amendment will not affect the terms of the outstanding Common Stock or the rights of the holders of the Common Stock. However, increasing the number of authorized shares of Common Stock may result in potential disadvantages incidental to issuing such additional stock and thereby increasing the number of outstanding shares of Common Stock, such as dilution of the earnings per share, which could have a depressive effect upon the market value of our Common Stock and an adverse effect on the voting rights of current holders of our common stock as their percentage ownership in our Company would be reduced.

Following the Authorized Share Increase, the Company intends to treat stockholders holding the Common Stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Stockholders who hold their shares with such a bank, broker or other nominee and who have any questions in this regard are encouraged to contact their nominees.

Issuance of Blank Check Preferred Stock

The current Articles of Incorporation of the Company do not authorize the Company to issue “blank check” preferred stock. The Board and the holders of approximately 55.1% of the issued and outstanding shares of our Common Stock have determined that having “blank check” preferred stock would facilitate corporate financing and other plans of the Company, which are intended to foster its growth and flexibility.  After the effective date of the Amendment, the blank check Preferred Stock could be issued by the Board without further stockholder approval, in one or more series, and with such dividend rates and rights, liquidation preferences, voting rights, conversion rights, rights and terms of redemption and other rights, preferences, and privileges as determined by the Board. That is the reason the Preferred Stock is referred to as “blank check preferred stock.” The Board believes that the complexity of modern business financing and possible future transactions require greater flexibility in the Company's capital structure than currently exists. The Board is permitted to issue Preferred Stock from time to time for any proper corporate purpose, including acquisitions of other businesses or properties and the raising of additional capital.  Shares of Preferred Stock could be issued publicly or privately, in one or more series that could rank senior to our Common Stock with respect to dividends and liquidation rights.

There are no present plans, understandings or agreements for, and the Company is not engaged in any negotiations which will involve the issuance of Preferred Stock.

Certain Risk Factors Associated with the Authorized Share Increase and Adoption of Preferred Stock

In evaluating the Authorized Share Increase and the Adoption of Preferred Stock, the Board also took into consideration negative factors associated with authorized share increases and the adoption of blank check preferred stock. These factors included the negative perception by some investors, analysts and other stock market participants. Shares of voting or convertible Preferred Stock could be issued, or rights to purchase such shares could be issued, to create voting impediments or to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. The ability of the Board to issue such shares of Preferred Stock, with rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price for their shares in a tender offer or the temporary increase in market price that such an attempt could cause. Moreover, the issuance of such shares of Preferred Stock to persons friendly to the Board could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally. At the present time, the Company is not aware of any contemplated mergers, tender offers or other plans by a third party to attempt to effect a change in control of the Company. While the Amendment may have anti-takeover ramifications, the Board of Directors believes that financial flexibility offered by the amendment outweighs any disadvantages.

There can be no assurance that the market price per share of the Common Stock after the Actions will remain unchanged. In the long term the price per share depends on many factors, including our performance, prospects and other factors, some of which are unrelated to the number of shares outstanding. If the Actions are consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of the Company’s overall market capitalization may be greater than would occur in the absence of the Authorized Share Increase. The history of similar authorized share increases for companies in similar circumstances is varied.

The Board, however, has determined that the potential benefit of the Authorized Share Increase and the Adoption of Preferred Stock outweigh the potential disadvantages associated with the increase in the authorized shares of Common Stock and the authorization of blank check Preferred Stock. The Board believes that such increase would provide greater flexibility to pursue corporate transactions and relationships which have the potential to facilitate the Company’s growth and development and its ability to compete successfully. If we fail to facilitate growth and development, we may not be able to generate revenues or achieve profitability, and our stockholders may lose their entire investment in us.

Appraisal Rights

Under the Nevada Revised Statutes, our stockholders are not entitled to dissenters’ or appraisal rights with respect to the proposed Actions and changes to our Articles of Incorporation and we will not independently provide our stockholders with any such rights.

THE AMENDMENT TO OUR ARTICLES OF INCORPORATION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT AND ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of the Record Date the number of shares of common stock beneficially owned by (i) each person, entity or group (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) each officer and director of the Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of Common Stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person directly or indirectly has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to dispose or direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary interest. Except as noted below, each person has sole voting and investment power with respect to the shares.

Unless otherwise indicated below, the address of each person listed in the table below is c/o Sipup Corporation, Hamenofim 10, Herzelia, Israel 4614001.

	Shares of Common Stock (1)	Percent of Class (2)
Executive Officers and Directors	9,854,938	6.21
Isaac Thomas, Chief Executive Officer & Director	-	*
Yochai Ozeri, Chief Financial Officer & Director	-	*
Netanel Salomon, Vice President & Director	-	*
Baruch Yadid, Director

5% or more Shareholders
Adi Zim Holdings Ltd. (2)	10,215,429	16.69%
Kukac LLC (4)	4,285,578	7%
Extra Holdings Israel Ltd (5)	4,285,686	7%
Shneor Shapira	9,854,938	16.1%
Yosef Haim Raybi	9,854,938	16.1%

*	Less than one percent.

(1)	Under Rule 13d-3 of the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the number of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

(2)	Mr. Adi Zim holds sole voting and dispositive control of these securities. The address of Adi Zim Holdings Ltd. is Yosef Klausner 10, Ramla Israel. Includes 1,714,346 shares the selling stockholder has the right to acquire through the exercise of a common stock warrant.

(3)	Mr. Isaac Thomas is the sole member of Vegan Point LLC. He is also the CEO of the Company.

(4)	Includes 2,857,052 shares the selling stockholder has the right to acquire through the exercise of a common stock warrant. Glen Barnett has the power to vote or dispose of the securities held of record by the selling stockholder and may be deemed to beneficially own those securities. Mr. Barnett disclaims beneficial ownership with respect to such shares.

(5)	Includes 2,857,124 shares the selling stockholder has the right to acquire through the exercise of a common stock warrant. Ari Rosenberg has the power to vote or dispose of the securities held of record by the selling stockholder and may be deemed to beneficially own those securities. Mr. Rosenberg disclaims beneficial ownership with respect to such shares.

DISTRIBUTION AND COST

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding”, is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this Information Statement was delivered. You may make such a written or oral request by sending a written notification stating (a) your name, (b) your shared address, and (c) the address to which the Company should direct the additional copy of this Information Statement, to Sipup Corporation at the address above. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made in the same manner by mail or telephone to the Company’s principal executive offices.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Information Statement, which means that we can disclose important information to you by referring you to other documents that we have filed separately with the SEC. The information incorporated by reference is deemed to be part of this Information Statement. This Information Statement incorporates by reference the following documents:

1. Our Annual Report on Form 10-K for the year ended November 30, 2020, filed with the SEC on May 20, 2021;

2. Our Quarterly Report on Form 10-Q for the quarter ended February 28, 2021, filed with the SEC on May 26, 2021;

3. Our Quarterly Report on Form 10-Q for the quarter ended May 31, 2021, filed with the SEC on September 24, 2021;

4. Our Quarterly Report on Form 10-Q for the quarter ended August 31, 2021, filed with the SEC on October 20, 2021;

5. Our Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, filed with the SEC on November 22, 2021;

6. Our Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2021, filed with the SEC on December 6, 2021; and

7. Our Current Report on Form 8-K, dated September 30, 2021, filed with the SEC on October 6, 2021; and

8. Our Current Report on 8-K, dated November 30, 2021, filed with the SEC on November 30, 2021.

Where You Can Find More Information

You may read and copy any reports, statements or other information filed by us at the public reference facilities maintained by the SEC in Room 1590, 100 F Street, N.E., Washington, D.C. 20549. The SEC maintains a website that contains reports, proxy and information statements and other information, including those filed by us, at http://www.sec.gov. You may also access the SEC filings and obtain other information about us through our website, which is www.VeganNation.io. The information contained on the website is not incorporated by reference in, or in any way part of, this Information Statement.

INTEREST OF CERTAIN PERSONS IN OR IN

OPPOSITION TO MATTERS TO BE ACTED UPON

Other than as described herein, no other person has any interest, direct or indirect, by security holdings or otherwise, in the matters herein which is not shared by all other stockholders.

OTHER MATTERS

The Board knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of the shares of the Company’s voting stock.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT, PLEASE CONTACT:

Sipup Corporation

Hamenofim 10

Herzelia, Israel 4614001

1-305-999-5232

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF CERTAIN TRANSACTIONS ENTERED INTO BY THE COMPANY.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board,

/s/ Isaac Thomas
Isaac Thomas
Chief Executive Officer

APPENDIX A

CERTIFICATE OF AMENDMENT

TO THE

articles OF INCORPORATION

OF

SIPUP CORPRATION

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

Sipup Corporation, a corporation organized and existing under the laws of the State of Nevada, hereby certifies as follows:

Article 1 of the Corporation’s Articles of Incorporation shall be amended as follows:

“The name of the Corporation is Vegan.”

Article 4.1 of the Articles of Incorporation shall be amended and restated in its entirety to read as follows:

4.1 Number of Authorized Shares: Par Value. The Corporation is authorized to issue seven hundred sixty million (760,000,000) shares of capital stock, consisting of (i) 750,000,000 shares of Common Stock, par value $.001 per share (“Common Stock”) and (ii) 10,000,000 shares of preferred stock, par value $.001 per share (the “Preferred Stock”).

The Board of Directors of the Corporation (the “Board”) is authorized, subject to the rights of the holders of any then outstanding shares of Preferred Stock and limitations prescribed by law, to provide for the issuance of the shares of unissued and undesignated Preferred Stock, in one or more classes or series, and by filing a certificate pursuant to the applicable law of the State of Nevada, to establish from time to time the number of shares to be included in each such class or series, and to fix the designation, powers, preferences and rights of the shares of each such class or series and the qualifications, limitations or restrictions thereof. Without limiting the generality of the grant of authority contained in the preceding sentence, but subject to the rights of the holders of then outstanding Preferred Stock, the Board is authorized to determine any or all of the following, and the shares of each class or series may vary from the shares of any other class or series in any or all of the following aspects:

(i) The number of shares of such class or series (which may subsequently be increased, except as otherwise provided by the resolutions of the Board providing for the issuance of such class or series, or decreased to a number not less than the number of shares then outstanding) and the distinctive designation thereof;

(ii) The dividend rights, if any, of such class or series, the dividend preferences, if any, as between such class or series and any other class or series of stock, whether and the extent to which shares of such class or series shall be entitled to participate in dividends with shares of any other class or series of stock, whether and the extent to which dividends on such class or series shall be cumulative, and any limitations, restrictions or conditions on the payment of such dividends;

(iii) The time or times during which, the price or prices at which, and any other terms or conditions on which the shares of such class or series may be redeemed, if redeemable;

(iv) The rights of such class or series, and the preferences, if any, as between such class or series and any other class or series of stock, in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation and whether and the extent to which shares of any such class or series shall be entitled to participate in such event with any other class or series of stock;

(v) The voting powers, if any, in addition to the voting powers prescribed by law, of shares of such class or series, and the terms of exercise of such voting powers;

(vi) Whether shares of such class or series shall be convertible into or exchangeable for shares of any other class or series of stock, or any other securities, and the terms and conditions, if any, applicable to such rights;

(vii) The terms and conditions, if any, of any purchase, retirement or sinking fund which may be provided for the shares of such class or series;

(viii) Whether shares of such class or series may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary of the Corporation, upon the issue of any additional shares (of such class or series or of any other class or series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation or any subsidiary of, any outstanding shares of the Corporation; and

(ix) Such other relative participating, optional or other special rights, qualifications, limitations or restrictions thereof; all as shall be determined by the Board and stated in the certificate or said resolution or resolutions providing for the issuance of such class or series of Preferred Stock.

Any of the powers, preferences, rights and qualifications, limitations, restrictions or designations of any such class or series of Preferred Stock may be made dependent upon facts ascertainable outside of the certificate or the resolution or resolutions adopted by the Board providing for the designation or issuance of such Preferred Stock pursuant to the authority vested in the Board; provided, that the manner in which such facts shall operate upon the powers, preferences, rights and qualifications, limitations, restrictions or designations of such class or series of Preferred Stock is clearly and expressly set forth in the certificate or the resolution or resolutions providing for the issuance of such Preferred Stock.

IN WITNESS WHEREOF, this Certificate of Amendment of the Articles of Incorporation has been executed as of this ______ day of __________, 2022.

/s/ Isaac Thomas
Isaac Thomas
Chief Executive Officer